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                                                                   Exhibit 10.5

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of November 7, 2003, is by and among MEDEX, INC., an Ohio corporation (the "BORROWER"), MEDVEST HOLDINGS CORPORATION (the "PARENT"), those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto (together with the Parent, individually a "GUARANTOR" and collectively the "GUARANTORS"), the Lenders party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                               W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent have entered into that certain Credit Agreement dated as of May 21, 2003 (as amended, modified, supplemented or restated from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement);

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement; and

     WHEREAS, the Lenders have agreed to such amendments subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                         AMENDMENTS TO CREDIT AGREEMENT

     1.1 AMENDMENT TO PRICING GRID. The pricing grid set forth in the definition of "Applicable Percentage" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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
-----------------------------------------------------------------------------------------------------------------------------
                                                         LIBOR Rate
                                     Alternate           Margin for            Alternate
                                     Base Rate       Revolving Loans and       Base Rate          LIBOR Rate
                 Leverage            Margin for           Letter of            Margin for         Margin for      Commitment
    Level         Ratio           Revolving Loans        Credit Fee            Term Loans         Term Loans          Fee
-----------------------------------------------------------------------------------------------------------------------------
      I       => 4.50 to 1.0           2.75%                3.75%                  2.00%              3.00%           .50%
-----------------------------------------------------------------------------------------------------------------------------
     II     => 4.00 to 1.0 but         2.50%                3.50%                  2.00%              3.00%           .50%
              < 4.50 to 1.0
-----------------------------------------------------------------------------------------------------------------------------
     III    => 3.50 to 1.0 but         2.25%                3.25%                  2.00%              3.00%           .50%
              < 4.00 to 1.0
-----------------------------------------------------------------------------------------------------------------------------
     IV     => 3.00 to 1.0 but         2.00%                3.00%                  1.75%              2.75%           .50%
              < 3.50 to 1.0
-----------------------------------------------------------------------------------------------------------------------------
      V       < 3.00 to 1.0            1.75%                2.75%                  1.75%              2.75%           .50%
-----------------------------------------------------------------------------------------------------------------------------

     The Credit Parties and the Lenders acknowledge and agree that the foregoing modifications to the pricing grid will become effective on the First Amendment Effective Date and the amended interest rate levels set forth in such pricing grid shall apply to all Loans outstanding as of such date as well as any Loan made after such date.


                                   ARTICLE II
                           CONDITIONS TO EFFECTIVENESS

     2.1 CLOSING CONDITIONS.

           This Amendment shall become effective as of the date hereof (the "FIRST AMENDMENT EFFECTIVE DATE") upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

          (a) EXECUTED AMENDMENT. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and each of the Lenders.

          (b) RESOLUTIONS. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

          (c) INCUMBENCY CERTIFICATE. Receipt by the Administrative Agent of an incumbency certificate with respect to each of the Credit Parties.


                                       2
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          (d) LEGAL OPINIONS OF COUNSEL. The Administrative Agent shall have received opinions of legal counsel for the Credit Parties, dated the First Amendment Effective Date and addressed to the Administrative Agent and the Lenders, which opinions shall provide, among other things, that the execution and delivery of the Amendment by the Credit Parties and the consummation of the transactions contemplated thereby will not violate the corporate instruments and material agreements of the Credit Parties, and shall otherwise be in form and substance acceptable to the Administrative Agent and the Lenders.

          (e) FEES. Receipt by the Administrative Agent of all fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.


                                   ARTICLE III
                                  MISCELLANEOUS

     3.1 AMENDED TERMS. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

     3.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows as of the date hereof:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

          (d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).


                                       3
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     3.3 ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

     3.4 CREDIT DOCUMENT. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

     3.5 ENTIRETY. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

     3.6 COUNTERPARTS; TELECOPY. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

     3.7 GENERAL RELEASE. In consideration of the Lenders entering into this Amendment, the Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under the Credit Agreement on or prior to the date hereof, except, with respect to any such person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such person's gross negligence, bad faith or willful misconduct.

     3.8 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE CREDIT PARTIES AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS.

     3.9 CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, MUTATIS MUTANDIS.


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     IN WITNESS WHEREOF the Borrower, the Guarantors, the Lenders, and the
Administrative Agent have caused this Amendment to be duly executed on the date first above written.

BORROWER:                      MEDEX, INC.,
--------                       an Ohio corporation

                               By:      /s/ Michael I. Dobrovic
                                  -----------------------------------
                               Name: Michael I. Dobrovic
                               Title: CFO


PARENT AND OTHER
GUARANTORS:                    MEDVEST HOLDINGS CORPORATION,
----------                     an Ohio corporation
                               MEDEX MEDICAL, INC.,
                               an Ohio corporation
                               MEDEX CARDIO-PULMONARY, INC.,
                               an Ohio corporation


                               By:      /s/ Michael I. Dobrovic
                                  -----------------------------------
                               Name: Michael I. Dobrovic
                               Title: CFO
                                      of each of the foregoing


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ADMINISTRATIVE AGENT:
                               WACHOVIA BANK, NATIONAL ASSOCIATION,
                               as Administrative Agent and as an Existing Lender


                               By:
                                  -----------------------------------
                               Name:
                               Title:

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EXISTING LENDERS:


                                By:
                                   ----------------------------------
                                Name:
                                Title: